UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South

Seattle, Washington 98104-7800

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	WY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

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Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

On April 24, 2025, Weyerhaeuser Company will post and make available on its website its financial results for the quarter ended March 31, 2025. Copies of the earnings release and the exhibit thereto are furnished as Exhibit 99.1 and Exhibit 99.2 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following items are furnished as exhibits to this report.

Exhibit No.	Description
99.1	Earnings release of Weyerhaeuser Company posted April 24, 2025 reporting results of operations for the quarter ended March 31, 2025.
99.2	Exhibit to earnings release of Weyerhaeuser Company posted April 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Table of Contents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Alex G. Whitney
Name:	Alex G. Whitney
Its:	Vice President and Chief Accounting Officer
(Principal Accounting Officer)

Date: April 24, 2025